                                                            EXHIBIT 10.18

                             MODIFICATION AGREEMENT
                             ----------------------

         THIS MODIFICATION AGREEMENT, dated as of April 18, 2002 (the "Agreement"), made by and among SUNTRUST BANK, a Georgia banking corporation
 ---------
(the "Lender"), SRA INTERNATIONAL, INC., a Delaware corporation (the "Company"),
      ------                                                          -------
SYSTEMS RESEARCH AND APPLICATIONS CORPORATION, a Virginia corporation ("SRA"),
                                                                        ---
SRA TECHNICAL SERVICES CENTER, INC., a Delaware corporation ("STSC", and
                                                              ----
together with the Company and SRA, collectively, the "Original Borrowers"), and
                                                      ------------------
THE MARASCO NEWTON GROUP LTD., a Virginia corporation (the "New Subsidiary") and
                                                            --------------
each other Subsidiary that becomes a party to the Loan Agreement (as herein defined) in accordance with the provisions set forth therein (together with the Original Borrowers, collectively, the "Borrowers," and individually, a
                                       ---------
"Borrower"), recites and provides:
 --------
                                    RECITALS
                                    --------

         The Original Borrowers and the Lender are parties to a Loan Agreement, dated as of August 15, 2001 (as amended, modified or supplemented from time to time, the "Loan Agreement"). Unless otherwise defined in this Agreement, terms
           --------------
defined in the Loan Agreement shall have the same defined meanings when such terms are used in this Agreement.

         In accordance with the terms of the Loan Agreement, the Lender agreed to extend the Loans to the Borrowers. The Revolving Loans are evidenced by a Revolving Note, dated as of August 15, 2001, made by the Original Borrowers and payable to the order of the Lender, in the maximum principal amount of $40,000,000 (as amended, modified, supplemented, extended, renewed or replaced from time to time, the "Revolving Note"). The Term Loan is evidenced by the
                        --------------
promissory note, dated as of June 28, 1998, made by the Original Borrowers and payable to the order of the Lender (as amended, modified, supplemented, extended, renewed or replaced from time to time, the "Term Note," and together
                                                      ---------
with the Revolving Note, the "Notes").
                              -----

         The Loans are secured by (1) the Security Agreement, dated as of August 15, 2001, made by the Original Borrowers in favor of the Lender (as amended, modified or supplemented from time to time, the "Original Security Agreement")
                                                 ---------------------------
and (2) the Collateral Assignment, Patent Mortgage and Security Agreement, dated as of August 15, 2001, made by the Original Borrowers in favor of the Lender (as amended, modified or supplemented from time to time, the "Original Intellectual
                                                          ---------------------
Property Assignment").
-------------------

         The New Subsidiary became a party to the Loan Documents (as defined below), and assumed all Obligations of the Original Borrowers thereunder, upon its execution and delivery of the Assumption Agreement, dated as of April 18, 2002, by and between the New Subsidiary and the Lender (as amended, modified or supplemented from time to time, the "Marasco Assumption"). The New Subsidiary
                                     ------------------
has also executed and delivered the (1) Security Agreement, of even date herewith, from the New Subsidiary in favor of the Lender (as amended, modified or supplemented from time to time, the "Marasco Security Agreement") and (2) the
                                        --------------------------
Collateral Assignment, Patent Mortgage and Security Agreement, of even date herewith, from the New

Subsidiary in favor of the Lender (as amended, modified or supplemented from time to time, the "Marasco Intellectual Property Assignment").
                        ----------------------------------------

         The Loan Agreement, the Notes, the Original Security Agreement, the Original Intellectual Property Assignment, the Marasco Assumption, the Marasco Security Agreement, the Marasco Intellectual Property Assignment, and each other Assumption Agreement, Letter of Credit Agreement, Security Agreement, Cash Management Agreement, and any other documents executed and delivered in connection with the Loans or the Obligations, are collectively referred to herein as the "Loan Documents."
               --------------

         The Borrowers have requested that the Lender modify certain provisions of the Loan Documents, and consent to the New Subsidiary obtaining outside financing from United Bank. The Lender has agreed to do so, subject to the terms and conditions of this Agreement. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender agree as follows:

                                    AGREEMENT
                                    ---------

1.   Incorporation of Recitals.  The Recitals hereto are incorporated herein by
     -------------------------
 reference to the same extent and with the same force and effect as if fully set forth herein.

2.   Modifications to Loan Agreement.  The Loan Agreement is modified as
     -------------------------------
 follows:

     (a) All references in the Loan Agreement to "SRA" or "Systems Research and Applications Corporation" shall be deemed references to Systems Research and Applications Corporation, a Virginia corporation.

     (b) Notwithstanding the provisions of Section 4.10 of the Loan Agreement, the Lender acknowledges and agrees that the chief executive office of the New Subsidiary may be 2801 Clarendon Boulevard, Suite 100, Arlington, Virginia 22201, provided that the New Subsidiary hereby expressly agrees to be subject to the provisions of Section 5.2 thereof.

     (c) Each reference in the Loan Agreement to (1) the "Borrowers" shall be deemed to include a reference to the New Subsidiary and (2) the "Loan Documents" shall be deemed to include a reference to the Marasco Assumption Agreement, the Marasco Security Agreement and the Marasco Intellectual Property Assignment.

     (d) Except as specifically modified hereby, the Borrowers ratify and confirm the terms and provisions of the Loan Agreement in all respects, and agree that such terms and provisions remain in full force and effect.

3.   Modifications to Original Security Agreement.  The Original Security
     --------------------------------------------
 Agreement is modified as follows:

     (a) All references in the Original Security Agreement to "SRA" or "Systems Research and Applications Corporation" shall be deemed references to Systems Research and Applications Corporation, a Virginia corporation.

     (b) Section 9(b) of the Original Security Agreement is hereby deleted in its entirety and replaced with the following:

         "(b) Reimbursement under any liability insurance maintained by Borrower pursuant to this Section 9 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Collateral when Section 9(c) is not applicable, Borrower shall make or cause to be made the necessary repairs to or replacements of such Collateral, and any proceeds of insurance maintained by Borrower pursuant to this Section 9 shall be paid to Borrower as reimbursement for the costs of such repairs or replacements."

     (c) The reference to Section 16(b) in Section 9(c) of the Original Security Agreement is hereby amended to be a reference to Section 15(b).

     (d) The reference to Section 16(c) in Section 16 of the Original Security Agreement is hereby amended to be a reference to Section 15(c).

     (e) Except as specifically modified hereby, the Original Borrowers ratify and confirm the terms and provisions of the Original Security Agreement in all respects, and agree that such terms and provisions remain in full force and effect.

4.   Modifications to Original Intellectual Property Assignment.  The Original
     ----------------------------------------------------------
Intellectual Property Assignment is modified as follows:

     (a) All references in the Original Intellectual Property Assignment to "SRA" or "Systems Research and Applications Corporation" shall be deemed references to Systems Research and Applications Corporation, a Virginia corporation.

     (b) Except as specifically modified hereby, the Original Borrowers ratify and confirm the terms and provisions of the Original Intellectual Property Assignment in all respects, and agree that such terms and provisions remain in full force and effect.

5.   Modifications to Loan Documents.
     -------------------------------

     (a) All references in the Loan Documents to "SRA" or "Systems Research and Applications Corporation" shall be deemed references to Systems Research and Applications Corporation, a Virginia corporation.

     (b) Each reference in the Loan Documents to the "Loan Documents" shall be deemed to include a reference to the Marasco Assumption Agreement, the Marasco Security Agreement and the Marasco Intellectual Property Assignment. The Borrowers and the Lender agree that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Agreement.

     (c) Except as specifically modified hereby, the Borrowers ratify and confirm the terms and provisions of the Loan Documents in all respects, and agree that such terms and provisions remain in full force and effect.

6.   Consent to Financing.
     --------------------

     (a) Pursuant to the provisions of Sections 6.2 and 6.9 of the Loan Agreement, the Lender hereby consents to the New Subsidiary obtaining outside financing from United Bank (the "Approved Financing"), and to SRA guaranteeing
                                 ------------------
the indebtedness and obligations of the New Subsidiary thereunder, provided,
                                                                   --------
however, that the consent of the Lender given hereunder is subject to the
-------
following conditions: (a) the total indebtedness of the New Subsidiary under the Approved Financing shall not exceed $500,000 at any one time outstanding, (b) the indebtedness and obligations of the New Subsidiary under the Approved Financing shall be unsecured, (c) the guaranty of SRA shall be limited to only the New Subsidiary's indebtedness and obligations under the Approved Financing, and (d) the Approved Financing shall have a maturity occurring no later than that date which is 30 days after the expiration of the period during which the New Subsidiary is permitted to operate as a separate subsidiary under the provisions of Section 6.6 of the Agreement and Plan of Merger, dated as of December 5, 2001, by and between, among others, SRA and the New Subsidiary, as the same may be amended, modified or supplemented from time to time.

     (b) The consent of the Lender given hereunder shall not constitute an approval, either express or implied, of any other transaction or a waiver or approval of any other provision of the Loan Agreement or any other Loan Document, nor shall it create any obligation, express or implied, of the Lender to approve any future transaction or waiver or approval of any other covenant, term or provision of the Loan Agreement or any other Loan Document. The Lender shall be entitled to require strict compliance by the Borrowers with the Loan Agreement and the other Loan Documents, notwithstanding the limited, express approval contained herein, and nothing herein shall be deemed to establish a course of action or dealing with respect to requests by the Borrowers for future approvals or consents.

7.   Conditions Precedent.  The following are conditions precedent to the
     --------------------
effectiveness of this Agreement:

     (a) The Borrowers shall execute and deliver this Agreement, in form and substance satisfactory to the Lender;

     (b) No event shall have occurred and be continuing that constitutes an Event of Default, or that would constitute an Event of Default but for the requirement that notice be given or that a period of notice elapse, or both; and

     (c) All documents delivered pursuant to this Agreement must be in form and substance satisfactory to the Lender and its counsel, and all legal matters incident to this Agreement must be satisfactory to the Lender's counsel.

8.   Miscellaneous.
     -------------

     (a) All representations and warranties made by the Borrowers in the Loan Documents are incorporated by reference in this Agreement and are deemed to have been repeated as of the date of this Agreement with the same force and effect as if set forth in this Agreement; provided, however, that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Lender in accordance with the provisions of the Loan Documents.

     (b) The Borrowers agree that nothing in this Agreement shall require the Lender to grant any further modifications of the Loan Documents.

     (c) The Borrowers shall pay all costs and expenses incurred by the Lender in connection with this Agreement, including, but not limited to, reasonable attorneys' fees.

     (d) The Borrowers acknowledge and agree that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

     (e) The Borrowers agree that a default by any of them under this Agreement shall constitute an Event of Default under the Loan Agreement.

     (f) This Agreement shall be governed by the laws of the Commonwealth of Virginia, without reference to conflict of laws principles.


                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the day and year first written above.

                                      LENDER:
                                      ------

                                      SUNTRUST BANK, a Georgia banking
                                      corporation

                                      By:      /s/ Nancy R. Petrash
                                               -------------------------------
                                      Name:    Nancy R. Petrash
                                               -------------------------------
                                      Title:   Director
                                               -------------------------------



                                      COMPANY:
                                      -------

                                      SRA INTERNATIONAL, INC., a Delaware
                                      corporation

                                      By:      /s/ Stephen C. Hughes
                                               -------------------------------
                                      Name:    Sr. VP; CFO
                                               -------------------------------
                                      Title:   Stephen C. Hughes
                                               -------------------------------


                                      SRA:
                                      ---

                                      SYSTEMS RESEARCH AND APPLICATIONS
                                      CORPORATION, a Virginia corporation


                                      By:      /s/ Stephen C. Hughes
                                               -------------------------------
                                      Name:    Stephen C. Hughes
                                               -------------------------------
                                      Title:   Sr. VP & CFO
                                               -------------------------------

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                      STSC:
                                      ----

                                      SRA TECHNICAL SERVICES CENTER, INC.,
                                      a Delaware corporation


                                      By:      /s/ Stephen C. Hughes
                                               -------------------------------
                                      Name:    Stephen C. Hughes
                                               -------------------------------
                                      Title:   Sr. VP & CFO
                                               -------------------------------


                                      NEW SUBSIDIARY:
                                      --------------

                                      THE MARASCO NEWTON GROUP LTD.,
                                      a Virginia corporation


                                      By:      /s/ Amy L. Marasco
                                               -------------------------------
                                      Name:    Amy L. Marasco
                                               -------------------------------
                                      Title:   President
                                               ----------------------------